UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

Filed by the Registrant  ☑     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

(Name of Registrant as Specified in Its Charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

(Name of Co-Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

GreenHaven Commodity Services, LLC

3340 Peachtree Road, Suite 1910

Atlanta, Georgia 30326

NOTICE OF CONSENT SOLICITATION

November 19, 2015

Dear Limited Owners:

I am writing you on an important matter relating to your investment in GreenHaven Continuous Commodity Index Fund (the “Fund”). On October 29, 2015, GreenHaven, LLC (“GH”), GreenHaven Commodity Services, LLC (“GHCS”) and certain other parties entered into an agreement (the “Unit Purchase Agreement”) with WisdomTree Investments, Inc. (“WTI”). Under the Unit Purchase Agreement (which is described in the enclosed Consent Solicitation Statement), WTI agreed to, among other things, acquire all of the equity in, and control of, GHCS, the managing owner of the Fund (the “Managing Owner”), subject to various terms and conditions. WTI is a publicly traded asset manager and sponsor of exchange-traded funds and exchange-traded products.

Upon the consummation of the acquisition of GHCS by WTI, GreenHaven Advisors, LLC, a Delaware limited liability company (“GH Advisors”) would be engaged by the Fund and the Managing Owner pursuant to a sub-advisory arrangement to provide advisory services to the Managing Owner and the Fund for a period of time, in exchange for certain management fees. GH Advisors is owned by several of the equity owners of GH.

GH and GHCS are furnishing this Notice of Consent Solicitation, the accompanying Consent Solicitation Statement and the accompanying Written Consent Form (collectively, the “Consent Solicitation”) to all holders of Limited Units, or the Limited Owners, as both terms are defined in the Fund’s Declaration of Trust and Trust Agreement, dated October 27, 2006 (the “Trust Agreement”), in connection with a solicitation of the Limited Owners to take action without a meeting. GH and GHCS are together sometimes referred to as we or us or our.

You are being asked to consider and consent to the following proposals:

•	Substitution Proposal: the substitution of WTI for GH as the sole member of the Managing Owner, pursuant to Section 5.2(b) of the Trust Agreement, and the transfer of all the issued and outstanding units of GHCS to WTI pursuant to the Unit Purchase Agreement, as described in the enclosed Consent Solicitation Statement (the “Substitution”); and

•	Time Waiver Proposal: with respect to the Substitution, a waiver of the 60-day notice period provided in Sections 5.2(b) and 8.2(d)(iii) of the Trust Agreement, which permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon, as further described in the enclosed Consent Solicitation Statement.

The Substitution Proposal and the Time Waiver Proposal are sometimes referred to, collectively, as the Proposals.

After careful consideration, the Managing Owner has approved and adopted the Unit Purchase Agreement and recommends that the Limited Owners consent to the Substitution Proposal and the Time Waiver Proposal, which are more fully presented in the accompanying Consent Solicitation Statement. When you consider the Managing Owner’s recommendation, you should keep in mind that the Managing Owner has interests in the Substitution Proposal that are different from or in addition to (and which may conflict with) your interests as a Limited Owner. See the section entitled “Summary of the Consent Solicitation Statement – Recommendation to Limited Owners.”

The solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement , Written Consent Form and Instructions to Written Consent Form.

In accordance with Section 11.3 of the Trust Agreement (which provides that the Limited Owners are deemed to have consented to proposals set forth in a notice of solicitation from the Managing Owner, unless such Limited Owners express written objection to consenting by notice within 20 days of the solicitation), your consent to each Proposal will be deemed conclusively granted unless you express written objection to such Proposal in the manner required by Section 15.4 of the Trust Agreement, and such written objection is actually received by D.F. King & Co., Inc., the Fund’s proxy solicitor (the “Proxy Solicitor”) before 5:00 p.m. New York Time December 17, 2015 (the “Expiration Date”).

Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. The Time Waiver Proposal will be adopted only if both the Time Waiver Proposal and the Substitution Proposal are approved (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) prior to the Expiration Date.

However, the Substitution Proposal is not conditioned on the approval of the Time Waiver Proposal. Even if the Limited Owners do not adopt the Time Waiver Proposal, they may still consent to the Substitution Proposal. Therefore, if holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, the Time Waiver Proposal will not be adopted and the 60-day notice period set forth in the Trust Agreement will remain in effect. In that event, the expiration date with respect to the Substitution Proposal only shall be extended until 5:00 p.m. New York Time on January 25, 2016 (the “Substitution Expiration Date”), and your consent to the Substitution Proposal will be deemed conclusively granted unless you express written objection to the Substitution Proposal in the manner required by Section 15.4 of the Trust Agreement, and your written objection is actually received before the Substitution Expiration Date.

To the extent that the Substitution Expiration Date becomes applicable, we will post notice thereof on the Fund’s website at: www.greenhavenfunds.com, by no later than 5:00 p.m., New York City time, on the next business day after the Expiration Date. For purposes of this Consent Solicitation, ‘business day’ means any day other than a Saturday, Sunday or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

You may change your Written Consent Form by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received before the Expiration Date or the Substitution Expiration Date, as applicable.

In any event, not responding will have the same effect as responding with your affirmative written consent.

You can submit your written consent or written objection to the Proposals in any of the following ways:

•	by mail — be sure to sign, date and return the enclosed Written Consent Form in the enclosed postage-paid envelope;

•	by electronic mail — be sure to sign and date the enclosed Written Consent Form, then scan it and email it to the email address provided on the Instructions to Written Consent Form;

•	by facsimile – be sure to sign and date the enclosed Written Consent Form, then transmit it to the number provided on the Instructions to Written Consent Form; or

•	by personal delivery or courier – be sure to sign and date the enclosed Written Consent Form, then deliver it or have it delivered to the address provided on the Instructions to Written Consent Form.

Please read the enclosed information carefully. If you have questions, please call D.F. King & Co., Inc., the Proxy Solicitor, at 1-877-536-1562.

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We thank you for your support and look forward to the successful adoption of the Proposals.

Sincerely,
GREENHAVEN COMMODITY SERVICES, LLC

/s/ Ashmead Pringle
Ashmead Pringle
President

GREENHAVEN, LLC

/s/ Ashmead Pringle
Ashmead Pringle
President

The Consent Solicitation Statement is dated November 19, 2015, and is first being mailed to the Limited Owners on or about November 23, 2015.

Only holders of record of the Limited Units at the close of business on November 6, 2015 are entitled to receive this Notice of Consent Solicitation and to submit a written consent or objection to the Proposals.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE SUBSTITUTION PROPOSAL OR THE TIME WAIVER PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

GreenHaven Commodity Services, LLC

3340 Peachtree Road, Suite 1910

Atlanta, Georgia 30326

CONSENT SOLICITATION STATEMENT

General

GreenHaven Commodity Services, LLC (“GHCS” or the “Managing Owner”) and GreenHaven, LLC (“GH”) are furnishing this Consent Solicitation Statement to all holders of Limited Units in GreenHaven Continuous Commodity Index Fund (the “Fund”), or the Limited Owners, as both terms are defined in the Fund’s Declaration of Trust and Trust Agreement, dated October 27, 2006 (the “Trust Agreement”), in connection with a solicitation of written consents from the Limited Owners to take action without a meeting. GH and GHCS are together sometimes referred to as we or us or our.

You are being asked to consider and consent to the following proposals:

•	Substitution Proposal: the substitution of WTI for GH as the sole member of the Managing Owner, pursuant to Section 5.2(b) of the Trust Agreement, and the transfer of all the issued and outstanding units of GHCS to WTI pursuant to the Unit Purchase Agreement (the “Substitution”); and

•	Time Waiver Proposal: with respect to the Substitution, a waiver of the 60-day notice period provided in Sections 5.2(b) and 8.2(d)(iii) of the Trust Agreement, which permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon.

The Substitution Proposal and the Time Waiver Proposal are sometimes referred to, collectively, as the Proposals.

The Managing Owner has adopted the Proposals and recommends that Limited Owners consent to the Proposals.

The Managing Owner has decided to solicit consent by notice rather than calling a meeting of Limited Owners, in order to eliminate the costs and management time involved in holding a meeting. Pursuant to Section 3806(f) of the Delaware Statutory Trust Act (the “Act”), unless otherwise provided in a statutory trust’s governing instrument, on any matter that is to be voted on by the Limited Owners, the Limited Owners may take such action without a meeting and without a vote if consented to, in writing, or by electronic transmission by Limited Owners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Limited Units in the Fund entitled to vote thereon were present and voted.

Section 11.3 of the Trust Agreement provides, in pertinent part:

Any action required or permitted to be taken by Unitholders by vote may be taken without a meeting by written consent setting forth the actions so taken. Such written consents shall be treated for all purposes as votes at a meeting. If the vote or consent of any Unitholder to any action of the Trust or any Unitholder, as contemplated by this Agreement, is solicited by the Managing Owner, then the solicitation shall be effected by notice to each Unitholder given in the manner provided in Section 15.4. The vote or consent of each Unitholder so solicited shall be deemed conclusively to have been cast or granted as requested in the notice of solicitation, whether or not the notice of solicitation is actually received by that Unitholder, unless the Unitholder expresses written objection to the vote or consent by notice given in the manner provided in Section 15.4 below and actually received by the Trust within twenty (20) days after the notice of solicitation is effected.

Accordingly, you will be deemed to have consented to the Proposals unless you properly indicate your objection on the enclosed Written Consent Form and submit it so that it is actually received by D.F. King & Co., the Fund’s proxy solicitor (the “Proxy Solicitor”) before 5:00 p.m. New York Time on the applicable expiration date, or you otherwise express written objection in the manner required by Sections 11.3 and 15.4 of the Trust Agreement.

The close of business on November 6, 2015 has been established as the record date (the “Record Date”) for determining Limited Owners who are entitled to submit a Written Consent Form. Holders representing at least 50% of the outstanding Limited Units as of the close of business on the Record Date must consent (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) to each Proposal for it to be approved. As of the Record Date, the Fund had 12,450,000 Limited Units outstanding and approximately 15,541 beneficial holders of such Limited Units. The Consent Solicitation (consisting of this Consent Solicitation Statement, the Notice of Consent Solicitation and the Written Consent Form) is being mailed to all Limited Owners on or about November 23, 2015.

Any beneficial owner of the Fund who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent Form on behalf of the beneficial owner; or (ii) deliver a proxy so that the beneficial owner can execute and deliver a Written Consent Form on its own behalf.

Limited Owners who wish to consent or object must submit their properly completed and executed Written Consent Forms by mail, electronic mail, facsimile, personal delivery or courier, in each case in accordance with the Instructions to Written Consent Form. The Fund reserves the right (but is not obligated) to accept any Written Consent Form received by any other reasonable means or in any form that reasonably evidences the consent or objection to either Proposal.

In accordance with Section 11.3 of the Trust Agreement (which provides that the Limited Owners are deemed to have consented to proposals set forth in a notice of solicitation from the Managing Owner, unless such Limited Owners express written objection to consenting by notice within 20 days of the solicitation), your consent to each Proposal will be deemed conclusively granted unless you express written objection to such Proposal in the manner required by Section 15.4 of the Trust Agreement, and such written objection is actually received before 5:00 p.m. New York Time December 17, 2015 (the “Expiration Date”).

Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. The Time Waiver Proposal will be adopted only if both the Time Waiver Proposal and the Substitution Proposal are approved (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) prior to the Expiration Date.

However, the Substitution Proposal is not conditioned on the approval of the Time Waiver Proposal. Even if the Limited Owners do not adopt the Time Waiver Proposal, they may still consent to the Substitution Proposal. Therefore, if holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, the Time Waiver Proposal will not be adopted and the 60-day notice period set forth in the Trust Agreement will remain in effect. In that event, the expiration date with respect to the Substitution Proposal only shall be extended until 5:00 p.m. New York Time on January 25, 2016 (the “Substitution Expiration Date”), and your consent to the Substitution Proposal will be deemed conclusively granted unless you express written objection to the Substitution Proposal in the manner required by Section 15.4 of the Trust Agreement, and your written objection is actually received before the Substitution Expiration Date.

To the extent that the Substitution Expiration Date becomes applicable, we will post notice thereof on the Fund’s website at: www.greenhavenfunds.com, by no later than 5:00 p.m., New York City time, on the next business day after the Expiration Date. For purposes of this Consent Solicitation, ‘business day’ means any day other than a Saturday, Sunday or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

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You may change your Written Consent Form by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received before the Expiration Date or the Substitution Expiration Date, as applicable.

In any event, not responding will have the same effect as responding with your affirmative written consent.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE SUBSTITUTION PROPOSAL OR THE TIME WAIVER PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Requests for copies of this Consent Solicitation should be directed to D.F. King & Co. at 1-877-536-1562. This Consent Solicitation is also available on the Fund’s website at: www.greenhavenfunds.com.

GH and GHCS expressly reserve the right, in their sole joint discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to the Expiration Date or the Substitution Expiration Date, as applicable, to (i) terminate the Consent Solicitation for any reason, including if the consent of holders representing at least 50% of the outstanding Limited Units has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of the Consent Solicitation will be published in a Current Report on Form 8-K, or the Form 8-K, by the Fund. This Consent Solicitation and the Form 8-K will constitute notice of taking of action without a meeting by less than unanimous written consent as permitted by applicable law and Section 11.3 of the Trust Agreement.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of Written Consent Forms and changes to Written Consent Forms will be determined by the Managing Owner, in its sole discretion, which determination will be final and binding.

Changes of Written Consents

Written Consent Forms may be changed by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received prior to the Expiration Date or the Substitution Expiration Date, as applicable. No Written Consent Forms may be changed after the applicable expiration date.

In the event that holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, then Written Consent Forms pertaining to the Substitution Proposal only will continue to be accepted through the Substitution Expiration Date.

Solicitation of Consents

GH and GHCS are sending you this Consent Solicitation in connection with their solicitation of the Limited Owners’ consent to the Proposals. GH or an affiliate will pay for the costs of solicitation, as well as any reasonable expenses of brokers, nominees and similar record holders incurred in mailing consent materials to the beneficial owners of the Limited Units.

No Appraisal Rights

Under applicable Delaware law, the non-consenting Limited Owners are not entitled to appraisal rights with respect to either Proposal, and the Fund will not independently provide the Limited Owners with any such right.

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Householding Matters

Limited Owners sharing an address will each receive a copy of the Consent Solicitation. However, only one Consent Solicitation is being delivered to multiple Limited Owners sharing an address, if such Limited Owners have given their consent. Limited Owners sharing an address can request delivery of a single copy of any consent solicitation materials in the future by contacting the financial institution through which the Limited Owner holds the Limited Units.

The Fund will deliver promptly upon written or oral request a separate copy of the Consent Solicitation Statement to a Limited Owner at a shared address to which a single copy of the documents was delivered. A Limited Owner can notify the Fund that the Limited Owner wishes to receive a separate copy of a Consent Solicitation Statement by contacting the Proxy Solicitor at 1-877-536-1562.

If a Limited Owner wishes to receive a separate consent solicitation statement in the future, the Limited Owner may notify the Fund by contacting the financial institution through which the Limited Owner holds the Limited Units.

As of the Record Date, the closing price of the Units was $19.28 per Unit and the Fund’s total market capitalization was approximately $240,036,000.

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR LIMITED OWNERS	1

SUMMARY OF THE CONSENT SOLICITATION STATEMENT	5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	7

WRITTEN CONSENT IN LIEU OF MEETING OF LIMITED OWNERS	8

THE SUBSTITUTION PROPOSAL	11

THE TIME WAIVER PROPOSAL	13

DESCRIPTION OF THE SUBSTITUTION	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	16

APPRAISAL RIGHTS	16

LIMITED OWNER PROPOSAL	16

DELIVERY OF DOCUMENTS TO LIMITED OWNERS	17

WHERE YOU CAN FIND MORE INFORMATION	18

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR LIMITED OWNERS

The following questions and answers briefly address some commonly asked questions about the Proposals in connection with which your consent is being solicited. The following questions and answers do not include all the information that is important to the Limited Owners. We urge Limited Owners to carefully read this entire Consent Solicitation Statement, as well as the Notice of Consent Solicitation, the Written Consent Form and the other documents referred to in this Consent Solicitation Statement.

Q: Why am I receiving this Consent Solicitation?

A: You are being asked to consider and consent to the Proposals, which relate to the proposed Substitution – i.e., the transfer of all the issued and outstanding units of GHCS from GH to WTI pursuant to the Unit Purchase Agreement.

On October 29, 2015, GH, GHCS and certain other parties entered into the Unit Purchase Agreement with WTI. If the Unit Purchase Agreement is consummated, WTI will acquire all of the equity in, and control of, GHCS, the managing owner of the Fund. WTI is a publicly traded asset manager and sponsor of exchange-traded funds and exchange-traded products.

Q: Why is the Fund providing Limited Owners with the opportunity to consent or object to the Proposals?

A: Section 11.3 of the Trust Agreement provides that any action that would otherwise require or permit a vote by the Limited Owners may be approved by such Limited Owners through a consent solicitation process undertaken by the Managing Owner. Such a consent solicitation process must provide the Limited Owners with the opportunity to consent or object to the proposed action.

Q: What happens if I sell my Limited Units after the Record Date?

A: Only holders of record of the Limited Units at the close of business on November 6, 2015, the Record Date, are entitled to consent or object to either Proposal. Therefore, if you sell your Limited Units after the Record Date, you will still be entitled to consent or object to the Proposals.

Q: What effect will the Proposals have on the Fund’s investment objective or fees borne by Limited Owners?

A: None. The Fund’s investment objective and any fees borne by Limited Owners will not be affected by either Proposal and will continue to be as described in the Fund’s Prospectus.

Q: What are the consent requirements for each Proposal?

A: Each Proposal will be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, in accordance with the Trust Agreement and this Consent Solicitation.

Q: How many consents or objections do I have for tallying purposes?

A: Each Limited Owner is entitled to one consent or objection for each Proposal for each Limited Unit held of record as of the Record Date. As of the close of business on the Record Date, there were 12,450,000 Limited Units outstanding.

Q: What constitutes a quorum in connection with the Proposals?

A: There is no quorum requirement in connection with the Proposals.

Q: Do I have appraisal rights if I object to the Proposals?

A: No. There are no appraisal rights available to Limited Owners in connection with either Proposal.

Q: What are the Proposals?

A: You are being asked to consider and consent to the following Proposals:

•	Substitution Proposal: the substitution of WTI for GH as the sole member of the Managing Owner, pursuant to Section 5.2(b) of the Fund’s Declaration of Trust and Trust Agreement, dated October 27, 2006 (the “Trust Agreement”), and the transfer of all the issued and outstanding units of GHCS to WTI pursuant to the Unit Purchase Agreement; and

•	Time Waiver Proposal: with respect to the Substitution, a waiver of the 60-day notice period provided in Sections 5.2(b) and 8.2(d)(iii) of the Trust Agreement, which permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon.

Q: Why is GH seeking to cease managing products in the U.S. Commodities ETF/ETP Space?

A: After consideration of the ETF/ETP market generally, GH has determined that in light of WTI’s proposal to acquire the Managing Owner, it was in its own best interests to consummate the sale transaction and continue operating in the ETF/ETP space in a sub-advisory role.

Q: Are the Proposals conditioned on one another?

A: Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. However, the Substitution Proposal is not conditioned on the approval of the Time Waiver Proposal. Even if the Limited Owners do not adopt the Time Waiver Proposal, they may still consent to the Substitution Proposal.

Q: Are the Proposals conditioned on any other consent solicitation?

A: No.

Q: What will happen if the Substitution is consummated?

A: If the Substitution and the other transactions contemplated by the Unit Purchase Agreement are consummated, WTI will acquire all the issued and outstanding units of GHCS from GH, and will become the sole member of GHCS, the Fund’s Managing Owner, with full power and responsibility for the management of GHCS and the Fund.

Q: What conditions must be satisfied to consummate the Substitution?

A: The Unit Purchase Agreement contains customary representations, warranties and covenants, and other covenants relevant to the transaction among the parties to the Unit Purchase Agreement. In addition, there are a number of closing conditions in the Unit Purchase Agreement, including that the Limited Owners have approved and adopted the Substitution Proposal or an equivalent proposal, as applicable. Consummation of the Substitution is also conditioned upon:

•	the receipt of certain consents and approvals, including governmental consents and approvals and approval of the Substitution Proposal set forth herein;

•	the execution and delivery of documents relating to a sub-advisory arrangement, pursuant to which GreenHaven Advisors, LLC, a Delaware limited liability company (“GH Advisors”), will be engaged by the Managing Owner and the Fund to provide advisory services to the Managing Owner and the Fund for a period of time in exchange for certain management fees, including a certain Commodity Subadvisory Agreement and a certain Investment Management Agreement. GH Advisors is owned by several of the equity owners of GH;

•	the receipt of the written contingency plan documenting the steps required to operate the Fund;

•	the execution and delivery of a certain Transition Services and Future Products Agreement, pursuant to which, among other things, GH Advisors, GH, Grain Service Corporation, Inc. (“Grain Service”) and certain other related parties will provide certain services to GHCS and the Fund until the later of (i) six (6) months following consummation of the Substitution or (ii) the filing with the Securities and Exchange Commission of the 2015 annual report(s) of the Fund; and

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•	other customary conditions.

Q: When is the Substitution expected to be consummated?

A: If both Proposals are approved, we expect the Substitution to be completed on or about December 18, 2015. If the Time Waiver Proposal is not approved and the Substitution Proposal is approved, completion of the Substitution will be delayed until at least January 26, 2016.

Q: What happens if the Substitution Proposal is not adopted?

A: If the Substitution Proposal is not adopted, the sole member of the Managing Owner will continue to be GreenHaven, LLC and it will continue to manage the Managing Owner of the Fund as before, but may consider finding another person to take over as the sole member of the Managing Owner of the Fund or dissolving the Fund. No decision in this regard has been made.

Q: What happens if the Time Waiver Proposal is not adopted?

A: If the Time Waiver Proposal is not adopted, the Limited Owners may still approve the Substitution Proposal. However, the 60-day notice period will remain in effect and consummation of the Substitution will be delayed accordingly. If the Substitution Proposal is adopted prior to the Substitution Expiration Date, the parties may, upon satisfaction of any other requirements under the Unit Purchase Agreement, consummate the Substitution.

Q: What do I need to do now?

A: You should carefully read this entire Consent Solicitation Statement, as well as the Notice of Consent Solicitation, the Written Consent Form , the Instructions to Written Consent Form and the other documents referred to in this Consent Solicitation Statement. You should consider how each Proposal will affect you as a Limited Owner. If desired, you should then complete and return your Written Consent Form prior to the applicable expiration date in accordance with the instructions set forth herein. Please be aware that not responding will have the same effect as responding with your affirmative written consent. If you hold your Limited Units through a brokerage firm, bank or other nominee, please review the instruction form provided by the broker, bank or nominee.

Q: How do I deliver my Written Consent Form?

A: To affirmatively register your consent or objection to the Proposals, you must return your properly completed and executed Written Consent Form in the enclosed postage-paid envelope , as provided in the Instructions to Written Consent Form .

Q: What will happen if I do nothing?

A: Unless you indicate your written objection to either Proposal on the Written Consent Form and return it so that it is actually received before the Expiration Date or the Substitution Expiration Date, as applicable, or you otherwise express your written objection in the manner required by Section 15.4 of the Trust Agreement, your consent will be deemed conclusively granted for each Proposal.

Q: May I change my Written Consent Form after I have submitted it?

A: Yes. You may change your Written Consent Form by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received prior to the Expiration Date or the Substitution Expiration Date, as applicable. No Written Consent Forms may be changed after the applicable expiration date.

In the event that holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, then Written Consent Forms pertaining to the Substitution Proposal only will continue to be accepted through the Substitution Expiration Date.

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Q: If my Limited Units are held in “street name,” will my broker, bank or nominee automatically deliver my Written Consent Form for me?

A: No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot consent or object in respect of your Limited Units on non-discretionary matters unless you provide instructions on how to complete the Written Consent Form in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe that each Proposal will be considered non-discretionary. Therefore, your broker, bank or nominee cannot consent or object in respect of your Limited Units without your instruction. If you do not provide instructions to your broker, bank or nominee, your broker, bank or nominee may deliver a Written Consent Form expressly indicating that it is NOT consenting or objecting in respect of your Limited Units. This is referred to as a “broker non-vote.” Any broker non-vote will be interpreted as a consent to the respective Proposal under the terms of the Trust Agreement. To the extent that you want your broker, bank or nominee to affirmatively consent or object to the Proposals, you should provide them with proper instructions on how to complete the Written Consent Form.

Q: What should I do if I receive more than one set of Consent Solicitation materials?

A: You may receive more than one set of Consent Solicitation materials. For example, if you hold your Limited Units in more than one brokerage account, you will receive a separate Written Consent Form for each brokerage account. Please complete, sign, date and return each Written Consent Form that you receive in order to deliver your consent or objection with respect to all of your Limited Units.

Q: Who can help answer my questions?

A: If you have questions about either Proposal or you need additional copies of the Consent Solicitation materials, you should contact the Proxy Solicitor at 1-877-536-1562.

To obtain timely delivery, Limited Owners must request the Consent Solicitation materials, no later than ten days prior to the applicable expiration date. This Consent Solicitation is also available on the Fund’s website at: www.greenhavenfunds.com.

You may also obtain additional information about the Fund from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”

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SUMMARY OF THE CONSENT SOLICITATION STATEMENT

This summary highlights selected information from this Consent Solicitation Statement and does not contain all of the information that is important to you. To better understand each Proposal for which consent is being solicited, you should carefully read this entire Consent Solicitation Statement, as well as the Notice of Consent Solicitation, the Written Consent Form , the Instructions to Written Consent Form and the other documents referred to in this Consent Solicitation Statement. See also the section entitled “Where You Can Find More Information.”

The Proposals

A: You are being asked to consider and consent to the following Proposals:

•	Substitution Proposal: the substitution of WTI for GH as the sole member of the Managing Owner, pursuant to Section 5.2(b) of the Fund’s Declaration of Trust and Trust Agreement, dated October 27, 2006 (the “Trust Agreement”), and the transfer of all the issued and outstanding units of GHCS to WTI pursuant to the Unit Purchase Agreement; and

•	Time Waiver Proposal: with respect to the Substitution, a waiver of the 60-day notice period provided in Sections 5.2(b) and 8.2(d)(iii) of the Trust Agreement, which permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon.

Required Consents for the Proposals

Each Proposal will be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, by indicating written objection on the Written Consent Form and returning it so that it is actually received before the Expiration Date or the Substitution Expiration Date, as applicable, or by otherwise expressing written objection in the manner required by Section 15.4 of the Trust Agreement.

Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. The Time Waiver Proposal will be adopted only if both the Time Waiver Proposal and the Substitution Proposal are approved (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) prior to the Expiration Date.

However, the Substitution Proposal is not conditioned on the approval of the Time Waiver Proposal. Even if the Limited Owners do not adopt the Time Waiver Proposal, they may still consent to the Substitution Proposal. Therefore, if holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, the Time Waiver Proposal will not be adopted and the 60-day notice period set forth in the Trust Agreement will remain in effect. In that event, the expiration date with respect to the Substitution Proposal only shall be extended until the Substitution Expiration Date, and your consent to the Substitution Proposal will be deemed conclusively granted unless you express written objection to the Substitution Proposal in the manner required by Section 15.4 of the Trust Agreement, and your written objection is actually received before the Substitution Expiration Date.

To the extent that the Substitution Expiration Date becomes applicable, we will post notice thereof on the Fund’s website at: www.greenhavenfunds.com, by no later than 5:00 p.m., New York City time, on the next business day after the Expiration Date. For purposes of this Consent Solicitation, ‘business day’ means any day other than a Saturday, Sunday or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

You may change your Written Consent Form by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received before the Expiration Date or the Substitution Expiration Date, as applicable.

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In any event, not responding will have the same effect as responding with your affirmative written consent.

Recommendation to the Limited Owners

The Managing Owner believes that the Substitution Proposal and the Time Waiver Proposal for which consents are being solicited are in the best interests of the Fund and the Limited Owners and recommends that the Limited Owners consent to each Proposal.

When you consider the recommendation of the Managing Owner in favor of approval of these Proposals, you should keep in mind that the Managing Owner has interests in the Substitution that are different from, or in addition to (and which may conflict with), your interests as a Limited Owner. These interests include, among other things, that you may desire continuity in the decision making process for the Fund while GH, the sole member of the Managing Owner, desires to monetize the value of a business that it has developed over many years. In addition, following the implementation of the Substitution Proposal, GH, the previous owner of the Managing Owner, will no longer have a stake in the relative success of the Fund where you will remain an owner of the Fund.

Additionally, if the Substitution is consummated, GH Advisors will be engaged by the Managing Owner and the Fund pursuant to a sub-advisory arrangement to provide advisory services to the Managing Owner and the Fund for a period of time, in exchange for certain management fees.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this Consent Solicitation Statement. These forward-looking statements relate to expectations for future financial performance, business strategies and the business of the Fund, and the timing of, and ability of GH, GHCS and WTI to complete, the Substitution. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Proposals;

•	the future financial performance of the Fund following the Substitution; and

•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Consent Solicitation Statement and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your consent on the Proposals set forth in this Consent Solicitation Statement. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of the Fund may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	There can be no assurance that GHCS, with GH Advisors acting as sub-advisor, will be able to cause the net asset value per Unit to closely track the changes in the Fund’s benchmark index over time.

•	GH Advisors has no operating history. Although GH Advisors’ trading principals and the other personnel who will perform portfolio management functions for the Fund are expected to be substantially the same group of individuals that performed such functions for the Fund on behalf of GH prior to the Substitution, there can be no assurance that the management performance of GH Advisors will be similar to the past management performance of GH.

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WRITTEN CONSENT IN LIEU OF MEETING OF LIMITED OWNERS

General

GH and GHCS are furnishing this Consent Solicitation Statement to the Limited Owners as part of the solicitation of consents for use in connection with the proposed actions by written consent of Limited Owners without a meeting. This Consent Solicitation Statement is first being mailed to the Limited Owners on or about November 23, 2015. This Consent Solicitation Statement provides you with information you need to know to be able to consent (or object) or to instruct your consent to be given (or objection to be made) to the proposed actions.

Expiration Date

To be eligible to be counted, Written Consent Forms must be received at any time prior to 5:00 p.m. New York Time, on December 17, 2015 (the “Expiration Date”).

However, if holders representing at least 50% of the outstanding Limited Units properly submit written objections to the either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, then the Time Waiver Proposal will not be adopted, and the deadline with respect to the Substitution Proposal shall be extended until 5:00 p.m. New York Time on January 25, 2016 (the “Substitution Expiration Date”).

Method and Cost of Solicitation

The Consent Solicitation (consisting of this Consent Solicitation Statement, the Notice of Consent Solicitation and the Written Consent Form) is being mailed to all Limited Owners on or about November 23, 2015.

GH and GHCS are sending you this Consent Solicitation in connection with their solicitation of the Limited Owners’ consent to the Proposals. GH or an affiliate will pay for the costs of solicitation, as well as any reasonable expenses of brokers, nominees and similar record holders incurred in mailing consent materials to the beneficial owners of the Limited Units.

Record Date; Power to Consent or Object

The close of business on November 6, 2015 has been established as the record date (the “Record Date”) for determining Limited Owners who are entitled to submit a Written Consent Form.

Each Limited Owner is entitled to one consent or objection for each Proposal for each Limited Unit held of record as of the Record Date. Holders of a majority (over 50%) of Limited Units outstanding as of the close of business on the Record Date must consent (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) to each Proposal for it to be approved. As of the Record Date, the Fund had 12,450,000 Limited Units outstanding and approximately 15,541 beneficial holders of such Limited Units.

Required Consents for the Proposals

Each Proposal will be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, by indicating written objection on the Written Consent Form and returning it so that it is actually received before the Expiration Date or the Substitution Expiration Date, as applicable, or by otherwise expressing written objection in the manner required by Section 15.4 of the Trust Agreement.

Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. The Time Waiver Proposal will be adopted only if both the Time Waiver Proposal and the Substitution Proposal are approved (either expressly, or on negative notice pursuant to Section 11.3 of the Trust Agreement) prior to the Expiration Date.

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However, the Substitution Proposal is not conditioned on the approval of the Time Waiver Proposal. Even if the Limited Owners do not adopt the Time Waiver Proposal, they may still consent to the Substitution Proposal. Therefore, if holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, the Time Waiver Proposal will not be adopted and the 60-day notice period set forth in the Trust Agreement will remain in effect. In that event, the expiration date with respect to the Substitution Proposal only shall be extended until the Substitution Expiration Date, and your consent to the Substitution Proposal will be deemed conclusively granted unless you express written objection to the Substitution Proposal in the manner required by Section 15.4 of the Trust Agreement, and your written objection is actually received before the Substitution Expiration Date.

To the extent that the Substitution Expiration Date becomes applicable, we will post notice thereof on the Fund’s website at: www.greenhavenfunds.com, by no later than 5:00 p.m., New York City time, on the next business day after the Expiration Date. For purposes of this Consent Solicitation, ‘business day’ means any day other than a Saturday, Sunday or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

You may change your Written Consent Form by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received before the Expiration Date or the Substitution Expiration Date, as applicable.

In any event, not responding will have the same effect as responding with your affirmative written consent.

Recommendation to the Limited Owners

The Managing Owner believes that the Substitution Proposal and the Time Waiver Proposal for which consents are being solicited are in the best interests of the Fund and the Limited Owners and recommends that the Limited Owners consent to each Proposal.

When you consider the recommendation of the Managing Owner in favor of approval of these Proposals, you should keep in mind that the Managing Owner has interests in the Substitution that are different from, or in addition to (and which may conflict with), your interests as a Limited Owner. These interests include, among other things, that you may desire continuity in the decision making process for the Fund while GH, the sole member of the Managing Owner, desires to monetize the value of a business that it has developed over many years. In addition, following the implementation of the Substitution Proposal, GH, the previous owner of the Managing Owner, will no longer have a stake in the relative success of the Fund where you will remain an owner of the Fund.

Additionally, if the Substitution is consummated, GH Advisors will be engaged by the Managing Owner and the Fund pursuant to a sub-advisory arrangement to provide advisory services to the Managing Owner and the Fund for a period of time, in exchange for certain management fees.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot consent or object in respect of your Limited Units on non-discretionary matters unless you provide instructions on how to complete the Written Consent Form in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe that each Proposal will be considered non-discretionary. Therefore, your broker, bank or nominee cannot consent or object in respect of your Limited Units without your instruction. If you do not provide instructions to your broker, bank or nominee, your broker, bank or nominee may deliver a Written Consent Form expressly indicating that it is NOT consenting or objecting in respect of your Limited Units. This is referred to as a “broker non-vote.” Any broker non-vote will be interpreted as a consent to the respective Proposal under the terms of the Trust Agreement. To the extent that you want your broker, bank or nominee to affirmatively consent or object to the Proposals, you should provide them with proper instructions on how to complete the Written Consent Form.

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Giving Consent

Limited Owners who wish to consent or object must submit their properly completed and executed Written Consent Forms in the enclosed postage-paid envelope by mail, electronic mail, facsimile, personal delivery or courier, in each case in accordance with the Instructions to Written Consent Form. The Fund reserves the right (but is not obligated) to accept any Written Consent Form received by any other reasonable means or in any form that reasonably evidences the consent or objection to either Proposal.

Changing Your Written Consent

Written Consent Forms may be changed by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is received prior to the Expiration Date or the Substitution Expiration Date, as applicable. No Written Consent Forms may be changed after the applicable expiration date.

In the event that holders representing at least 50% of the outstanding Limited Units properly submit written objections to either the Time Waiver Proposal or the Substitution Proposal prior to the Expiration Date, then Written Consent Forms pertaining to the Substitution Proposal only will continue to be accepted through the Substitution Expiration Date.

Who Can Answer Your Questions About Consents

If you have questions about either Proposal or you need additional copies of the Consent Solicitation materials, you should contact the Proxy Solicitor at 1-877-536-1562.

To obtain timely delivery, Limited Owners must request the Consent Solicitation materials, no later than ten business days prior to the applicable expiration date. This Consent Solicitation is also available on the Fund’s website at: www.greenhavenfunds.com.

You may also obtain additional information about the Fund from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”

Appraisal Rights

Under applicable Delaware law, the non-consenting Limited Owners are not entitled to appraisal rights with respect to either Proposal, and the Fund will not independently provide the Limited Owners with any such right.

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THE SUBSTITUTION PROPOSAL

We are asking the Limited Owners to approve the substitution of GH for WTI as the sole member of the Managing Owner of the Fund pursuant to the Trust Agreement. We are requesting this approval because GH, the current sole member of the managing owner of the Fund, has entered into a Unit Purchase Agreement, pursuant to which it has agreed to sell and transfer to WTI all of its units of GHCS, the Managing Owner of the Fund, which are all of the issued and outstanding units of GHCS.

The Unit Purchase Agreement contains customary representations, warranties and covenants and other covenants relevant to the transaction among the parties to the Unit Purchase Agreement. The closing of the transactions contemplated by the Unit Purchase Agreement is conditioned upon, among other things:

•	the receipt of certain consents and approvals, including governmental consents and approvals and approval of the Substitution Proposal set forth herein;

•	the execution and delivery of documents relating to a sub-advisory arrangement, pursuant to which GreenHaven Advisors, LLC, a Delaware limited liability company (“GH Advisors”), will be engaged by the Managing Owner and the Fund to provide advisory services to the Managing Owner and the Fund for a period of time in exchange for certain management fees, including a certain Commodity Subadvisory Agreement and a certain Investment Management Agreement. GH Advisors is owned by several of the equity owners of GH;

•	the receipt of the written contingency plan documenting the steps required to operate the Fund;

•	the execution and delivery of a certain Transition Services and Future Products Agreement, pursuant to which, among other things, GH Advisors, GH, Grain Service and certain other related parties will provide certain services to GHCS and the Fund until the later of (i) six (6) months following consummation of the Substitution or (ii) the filing with the Securities and Exchange Commission of the 2015 annual reports of the Fund; and

•	other customary conditions.

The Unit Purchase Agreement may be terminated at any time prior to closing by mutual written consent, in the case of material breach of any closing condition that has not been cured by the breaching party within 20 days of the breaching party receiving notice, by action of the government, or if consummation of the Substitution has not occurred within 90 days of the date of the Unit Purchase Agreement. If terminated, the Unit Purchase Agreement will become null and void, without any liability of the parties, except liability relating to certain provisions, including but not limited to confidentiality, press releases and communications, expenses, disclosure schedules, specific performance, and reliance on counsel and other advisors.

The Unit Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Unit Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties. We do not believe that the Unit Purchase Agreement contains information that is material to a decision as to whether to approve the Substitution Proposal.

Reasons for the Substitution Proposal

After consideration of the ETF/ETP market generally, GH has determined that in light of WTI’s proposal to acquire the Managing Owner, it was in its own best interests to consummate the sale transaction and continue operating in the ETF/ETP space in a sub-advisory role. After consideration of the ETF market generally and its goals specifically, WTI made the determination that it wanted to expand its presence in the U.S. commodities ETF space by acquiring control of the Managing Owner of the Fund. WTI also intends to launch other commodities-based ETF products in the U.S. in order to respond to developments in the market and investor preferences. The change in ownership of the managing owner will be effected at the closing of the transaction by GH selling and transferring to WTI the units of GHCS owned by GH, and the substitution of WTI for GH as the sole member of the Managing Owner of the Fund, effective at the closing.

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We are asking the Limited Owners to adopt the Substitution Proposal because its adoption is a condition to the closing of the Unit Purchase Agreement.

Consent Required for Approval

Because Section 11.3 of the Trust Agreement provides that the Limited Owners are deemed to have consented to proposals set forth in a notice of solicitation from the Managing Owner unless such Limited Owners express written objection to consenting by notice within 20 days of the solicitation, then:

•	if the Time Waiver Proposal is adopted prior to the Expiration Date, then the Substitution Proposal will also be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, by indicating written objection on the Written Consent Form and returning it so that it is actually received prior to the Expiration Date.

•	If the Time Waiver Proposal is not adopted prior to the Expiration Date, then the 60-day notice period will remain in effect, and the deadline with respect to the Substitution Proposal shall be extended until the Substitution Expiration Date. In that event, the Substitution Proposal will be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, by indicating written objection on the Written Consent Form and returning it so that it is actually received prior to the Substitution Expiration Date.

To the extent that the Substitution Expiration Date becomes applicable, Limited Owners shall retain their right to change their Written Consent Forms through the Substitution Expiration Date.

In any event, not responding will have the same effect as responding with your affirmative written consent.

Recommendation of the Managing Owner

THE MANAGING OWNER RECOMMENDS THAT THE LIMITED OWNERS CONSENT TO THE SUBSTITUTION PROPOSAL.

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THE TIME WAIVER PROPOSAL

We are asking the Limited Owners to – with respect to the Substitution – waive the 60-day notice period provided in Sections 5.2(b) and 8.2(d)(iii) of the Trust Agreement, which permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon. The consummation of the Substitution is conditioned upon, among other things, the Limited Owners approving the Substitution Proposal.

Reasons for the Time Waiver Proposal

We are asking the Limited Owners to consent to the Time Waiver Proposal because its adoption will allow the parties to complete the Substitution as quickly as possible. If the Time Waiver Proposal is not adopted, consummation of the Substitution (if approved) will be delayed accordingly.

Consent Required for Approval

Because Section 11.3 of the Trust Agreement provides that the Limited Owners are deemed to have consented to proposals set forth in a notice of solicitation from the Managing Owner unless such Limited Owners express written objection to consenting by notice within 20 days of the solicitation, the Time Waiver Proposal will be conclusively deemed approved unless holders representing at least 50% of the outstanding Limited Units properly submit written objection thereto, by indicating written objection on the Written Consent Form and returning it so that it is actually received prior to the Expiration Date, or by otherwise expressing written objection in the manner required by Section 15.4 of the Trust Agreement.

You may change your Written Consent Form with respect to the Time Waiver Proposal by returning a later-dated, signed Written Consent Form in accordance with the Instructions to Written Consent Form, so that it is actually received prior to the Expiration Date.

Adoption of the Time Waiver Proposal is conditioned on the approval of the Substitution Proposal. Therefore, the Time Waiver Proposal will only be adopted if both the Time Waiver Proposal and the Substitution Proposal are approved prior to the Effective Date. If either proposal is not approved prior to the Effective Date, then the 60-day notice period provided for in the Trust Agreement will remain in effect and Written Consent Forms pertaining to the Substitution Proposal only will continue to be accepted through the Substitution Expiration Date.

In any event, not responding will have the same effect as responding with your affirmative written consent.

Recommendation of the Managing Owner

THE MANAGING OWNER RECOMMENDS THAT THE LIMITED OWNERS CONSENT TO THE TIME WAIVER PROPOSAL.

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DESCRIPTION OF THE SUBSTITUTION

GH, the current sole member of GHCS, the managing owner of the Fund, has entered into a Unit Purchase Agreement, pursuant to which it has agreed to sell and transfer to WTI all of its units of GHCS, which are all of the issued and outstanding units of GHCS. If the transaction is consummated, WTI will be substituted for GH as the sole member of the Managing Owner.

Additionally, as a result of the transactions contemplated by the Unit Purchase Agreement, GH will be selling and transferring to WTI all of GH’s rights relating to its ownership of the Managing Owner and, indirectly, the Fund, including: (i) books and records; and (ii) certain rights to causes of action and claims with respect to GH’s ownership of the Managing Owner and, indirectly, the Fund. WTI will need to make certain government filings following consummation of the transactions contemplated by the Unit Purchase Agreement, because such filings cannot and will not be transferred by GH.

WTI

WTI is the only publicly-traded asset management company that focuses exclusively on exchange-traded products, or ETPs. WTI was the sixth largest ETP sponsor in the world based on assets under management, or AUM, with AUM of $61.9 billion globally as of June 30, 2015. An ETP is a pooled investment vehicle that holds a basket of securities, financial instruments or other assets and generally seeks to track (index-based) or outperform (actively managed) the performance of a broad or specific equity, fixed income or alternatives market segment, commodity or currency (or an inverse or multiple thereof). ETPs are listed on an exchange with their shares traded in the secondary market at market prices, generally at approximately the same price as the net asset value of their underlying components. ETP is an umbrella term that includes ETFs, exchange-traded notes and exchange-traded commodities.

WTI’s U.S. listed ETFs make up the vast majority of WTI’s global AUM. As of June 30, 2015, WTI is the fifth largest ETF sponsor in the United States by AUM. WTI’s family of ETFs includes funds that track WTI’s own indexes, funds that track third party indexes and actively managed funds. WTI distributes its own ETFs through all major channels within the asset management industry, including brokerage firms, registered investment advisers, institutional investors, private wealth managers and discount brokers.

Trust Agreement

The Substitution, if consummated, would be effected pursuant to Section 5.2(b) of the Trust Agreement. Section 5.2 provides as follows:

5.2. Transfer of Managing Owner's General Units.

(a) Upon an Event of Withdrawal (as defined in Section 13.1), the Managing Owner's General Units shall be purchased by the Trust for a purchase price in cash equal to the Net Asset Value thereof. The Managing Owner will not cease to be a Managing Owner of the Trust merely upon the occurrence of its making an assignment for the benefit of creditors, filing a voluntary petition in bankruptcy, filing a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, filing an answer or other pleading admitting or failing to contest material allegations of a petition filed against it in any proceeding of this nature or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator for itself or of all or any substantial part of its properties.

(b) To the full extent permitted by law, and on sixty (60) days' prior written notice to the Limited Owners, of their right to vote thereon, if the transaction is other than with an Affiliated entity, nothing in this Trust Agreement shall be deemed to prevent the merger of the Managing Owner with another corporation or other entity, the reorganization of the Managing Owner into or with any other corporation or other entity, the transfer of all the capital stock of the Managing Owner or the assumption of the rights, duties and liabilities of the Managing Owner by, in the case of a merger, reorganization or consolidation, the surviving corporation or other entity by operation of law or the transfer of the Managing Owner's Units to an Affiliate of the Managing Owner. Without limiting the foregoing, none of the transactions referenced in the preceding sentence shall be deemed to be a voluntary withdrawal for purposes of Section 4.11 or an Event of Withdrawal or assignment of Units for purposes of Sections 5.2(a) or 5.2(c).

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(c) Upon assignment of all of its Units, the Managing Owner shall not cease to be a Managing Owner of the Trust, or to have the power to exercise any rights or powers as a Managing Owner, or to have liability for the obligations of the Trust under Section 1.7 hereof, until an additional Managing Owner, who shall carry on the business of the Trust, has been admitted to the Trust.

The Substitution would result in WTI being substituted for GH as the sole member of the Managing Owner, giving WTI ultimate power and responsibility for the management of GHCS and the Fund. The identity of the Managing Owner of the Fund will not change, however – it would remain GHCS, and consummation of the Substitution would not require an amendment to the Trust Agreement.

In connection with the Substitution, GH and certain other parties agreed to certain covenants, including but not limited to a non-compete lasting until the later of October 29, 2020 or the termination of the Sub-Advisor Agreement (as defined below); exclusivity; a release of pre-closing claims against GHCS, the Fund and certain other parties; and the filing of this Consent Solicitation.

Related Agreements

Transition Services and Future Products Agreement

In connection with the Substitution, GH Advisors, GH, Grain Service, certain other related parties (collectively, the “GH Entities”), GHCS, GreenHaven Coal Services, LLC and WTI intend to enter into a certain Transition Services and Future Products Agreement pursuant to which, among other things, the GH Entities will (1) provide certain services (including training) to GHCS and the Fund until the later of (i) six (6) months following consummation of the Substitution or (ii) the filing with the Securities and Exchange Commission of the 2015 annual reports of the Fund, (2) grant a perpetual license to WTI pertaining to certain intellectual property rights relating to the Fund and (3) grant a right of first opportunity to WTI (acting through either GHCS or GreenHaven Coal Services, LLC or otherwise) to provide services in connection with any opportunity the GH Entities or their respective affiliates receive or conceive of to develop, launch, sponsor or otherwise perform services for any exchange-traded coal product, exchange-traded commodity product or any other exchange-traded product.  All payment obligations under such Transition Services and Future Products Agreement will be satisfied by the annual management fees described below, other than reasonable, documented, third-party fees incurred in connection with the services provided thereunder.

Commodity Subadvisory Agreement and Investment Management Agreement

In connection with the Substitution, the Fund, GHCS, GH Advisors and certain individuals affiliated with GH intend to enter into a Commodity Subadvisory Agreement (the “Sub-Advisor Agreement”) pursuant to which GH Advisors will provide investment advisory services for the Fund, in exchange for an annual fee equal to twenty percent (20%) of GHCS’s management fee plus twenty percent (20%) of the Fund’s other expense accrual (excluding brokerage expense accrual) based on the Fund’s average daily net assets; provided, however, that the minimum annual fee paid to GH Advisors will be $200,000.   The Fund and GHCS will also enter into an Investment Management Agreement (the “Investment Management Agreement”) in order to formalize the existing relationship between the Fund and GHCS whereby, among other things, GHCS serves as the commodity pool operator for, and manages the investment and reinvestment of the assets of, the Fund. The term of the Sub-Advisor Agreement will continue until December 31, 2020 and will automatically renew for one-year periods thereafter unless terminated earlier in accordance with its terms. The term of the Investment Management Agreement will continue unless and until terminated in accordance with its terms.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The Fund has no officers or directors. The following table sets forth certain information regarding beneficial ownership of General Units of the Fund and the Units as of October 15, 2015, by the Managing Owner.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
General Units	GreenHaven Commodity Services, LLC	50	100%

Limited Units	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80202	872,312	7.42%

The Fund has no securities authorized for issuance under equity compensation plans.

APPRAISAL RIGHTS

Limited Owners do not have appraisal rights in connection with either Proposal under Delaware law, and the Fund will not independently provide Limited Owners with any such right.

LIMITED OWNER PROPOSAL

There are no proposals by any security holder which are, or could have been, included within this Consent Solicitation.

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DELIVERY OF DOCUMENTS TO LIMITED OWNERS

Limited Owners sharing an address will each receive a copy of the Consent Solicitation. However, only one Consent Solicitation is being delivered to multiple Limited Owners sharing an address, if such Limited Owners have given their consent. Limited Owners sharing an address can request delivery of a single copy of any consent solicitation materials in the future by contacting the financial institution through which the Limited Owner holds the Limited Units.

The Proxy Solicitor will deliver promptly upon written or oral request a separate copy of the Consent Solicitation Statement to a Limited Owner at a shared address to which a single copy of the documents was delivered. Limited Owners may request a separate copy of a Consent Solicitation Statement by contacting the Proxy Solicitor at 1-877-536-1562.

If a Limited Owner wishes to receive a separate consent solicitation statement in the future, the Limited Owner may notify the Fund by contacting the financial institution through which the Limited Owner holds the Limited Units.

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WHERE YOU CAN FIND MORE INFORMATION

The Fund files reports, consent solicitation statements and other information with the SEC as required by the Securities Exchange Act of 1934. You can read the Fund’s SEC filings, including this Consent Solicitation, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document the Fund files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you have questions about either Proposal for which consent has been solicited herein or you would like additional copies of this Consent Solicitation Statement, you should contact the Proxy Solicitor at 1-877-536-1562.

If you are a Limited Owner of the Fund and would like to request documents, please do so by December 7, 2015, in order to receive them before the Expiration Date. If you request any documents, they will be mailed to you by first class mail, or another equally prompt means. This Consent Solicitation is also available on the Fund’s website at: www.greenhavenfunds.com.

All information contained or incorporated by reference in this Consent Solicitation relating to the Fund, the Managing Owner or GH has been supplied by the Fund, the Managing Owner or GH, and all such information relating to WTI has been supplied by WTI. Information provided by the Fund, the Managing Owner, GH or WTI does not constitute a representation, estimate or projection of any other party.

This document is a Consent Solicitation Statement of GH and GHCS for the proposed actions by written consent. We have not authorized anyone to give any information or make any representation about either Proposal that is different from, or in addition to, that contained in this Consent Solicitation Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

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Instructions to Written Consent Form

READ THE CONSENT SOLICITATION STATEMENT. then, do one of the following:

RETURN YOUR WRITTEN CONSENT FORM BY MAIL

Check the appropriate boxes on the written consent form, then sign and date it and promptly return it in the pre-addressed, postage-paid envelope is enclosed for your convenience.

RETURN YOUR WRITTEN CONSENT FORM BY ELECTRONIC MAIL

Check the appropriate boxes on the written consent form, then sign and date it. Scan it electronically and promptly return it by electronic mail to enegron@dfking.com.

RETURN YOUR WRITTEN CONSENT FORM BY FACSIMILE

Check the appropriate boxes on the written consent form, then sign and date it and promptly return it by facsimile to the attention of Enrique Negron at 212-809-8839.

RETURN YOUR WRITTEN CONSENT FORM BY PERSONAL DELIVERY OR COURIER

Check the appropriate boxes on the written consent form, then sign and date it and deliver it to the following address:

D.F. King & Co., Inc.

48 Wall Street

22nd Floor

New York , NY 10005

Written Consent Form

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
FOR HOLDERS OF LIMITED UNITS OF THE FUND

		For	Against	Abstain

1.	Approve the substitution of WTI for GH as the sole member of the Managing Owner of the Fund pursuant to the Trust Agreement and the transfer of GH’s units of GHCS to WTI.	☐	☐	☐

2.

Waive the 60-day notice provisions in the sections of the Trust Agreement that permit the transfer of all ownership interests in the Managing Owner to a non-affiliated entity upon 60 days’ prior written notice to the Limited Owners of their right to vote thereon.

		☐	☐	☐

NOTE* CONSENT CUT-OFF DATE: December 17 , 2015

NOT RESPONDING WILL HAVE THE SAME EFFECT AS VOTING ‘FOR’ THE PROPOSALS

Signature	Date	Signature [Joint Owner]	Date